EXHIBIT 10.73

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-2EA-15

DOC: June 11, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

BLUE WATER RE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation
$58,000,000 xs $46,000,000	10.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

10.00% of Ceded Reinsurance Premium

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be deleted from the Contract:

Subparagraphs (a), (b), (c), (e), (g) and (h) of Paragraph (3) of ARTICLE 2 – TERM

ARTICLE 17 – FUNDING OF RESERVES

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be added to the Contract:

ARTICLE 35 – COLLATERAL, to read as follows:

1.

As promptly as possible following execution of this Contract, the Reinsurer (as Grantor) shall enter into a Trust Agreement (the “Trust Agreement”) with the Reinsured (as Beneficiary) and the trustee, pursuant to which the Reinsurer shall provide collateral in the form of eligible Assets deposited and held in a Trust Account, with such Assets having a market value greater than or equal to $3,000,000 (the “Collateral,” which is not subject

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DOC: June 11, 2015

to the percentage share expressed in this Interests and Liabilities Agreement), less unpaid premium (net of brokerage and applicable Federal Excise Tax, if any). It is understood that deposit premium paid in accordance with the Rate and Premium Article shall be deposited into the Trust Account.

2.	The Reinsured agrees that if the Reinsurer makes indemnity payment(s) to the Reinsured under this Contract, the Reinsurer may withdraw Assets from the Trust Account, reducing the market value of Assets in the Trust Account to an amount at least equal to the unused Reinsurance Limit, in accordance with the provisions of the Trust Agreement.

3.	The Trust Fund may be drawn upon by the Reinsured at any time and the Assets may be used at the Reinsured’s option in accordance with the provisions of the Trust Agreement.

4.	Except as provided in the Collateral Release Article, the Reinsured agrees to release the Assets in the Trust Account required under this Article as promptly as provided in the Trust Agreement.

ARTICLE 36 – COLLATERAL RELEASE, to read as follows:

1.	At the expiration or termination of this Contract, if the Trust has not yet been terminated, the Reinsured shall calculate for each Coverage Section, on a monthly basis, how much, if any, of the collateral shall be released from the Trust, as follows:

a.	For each potentially covered Loss Occurrence, subject to the provisions of the Retention and Limit Article, the Reinsured shall multiply the Loss Amount (being equal to the sum of losses and Loss Adjustment Expenses paid plus reserves for losses and Loss Adjustment Expense outstanding plus reserves for losses incurred but not yet reported) by the appropriate Buffer Loss Factor from the table below, based upon the type of Loss Occurrence and the number of months which have elapsed since the event. The product of this calculation shall be defined as the Buffered Loss Amount (“BLA”).

Buffer Loss Factor Table

Number of Calendar Months Since Date of Loss Occurrence	Windstorm*/Brushfire	Earthquake and Fire Following	Other
0 to 3	200%	300%	250%
> 3 to 6	150%	200%	175%
> 6 to 9	125%	175%	150%
> 9 to 12	110%	150%	130%
> 12 to 15	105%	125%	115%
> 15 to 18	100%	120%	110%
Thereafter	100%	100%	100%

*	For the purpose of this Article, the term “Windstorm” shall include Hurricane, Rainstorm, Storm, Tempest, Tornado, Cyclone, Typhoon and Hail.

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DOC: June 11, 2015

b.	The BLA will be reduced by any inuring reinsurance recoveries to compute the Presumed Ultimate Net Loss. The Presumed Ceded Loss will be defined as the lesser of the Presumed Ultimate Net Loss and the limit of $30,000,000.

c.	The Presumed Total Ceded Loss will equal the lesser of the limit of $30,000,000 and the Presumed Ceded Loss. An amount equal to the Presumed Total Ceded Loss less losses paid by the Reinsurer under this Contract shall be retained in the Trust and any excess in the Trust shall be released to the Reinsurer.

d.	Notwithstanding the aforementioned, at December 31, 2015, the parties agree to consider the release of collateral. The intention is to release collateral for all limits for which there is essentially no possibility of loss from past or future events before the expiration of this Contract. All collateral securing what the parties agree are unreachable limits will be released within three business days.

e.	Thirty-six months following the expiration of this Contract, the Reinsurer shall have the option to commute this Contract by sending the Reinsured written notice thereof. In such event, the Reinsurer shall pay to the Reinsured an amount equal to the loss and loss adjustment expense reserves hereunder, including reserves for incurred but not reported losses, as estimated by the Reinsured, which would be recoverable hereunder. Upon the Reinsurer’s payment of such amount, both parties shall be completely released from all liability under this Contract, whether known or unknown.

2.	So long as there is any security on deposit in the Trust, the Reinsured shall perform the calculation set forth above within 10 business days after the end of each month and deliver a report substantially in the form of the Collateral Calculation Table attached to this Contract to the Reinsurer and the Trustee named in the Trust Agreement. Collateral will be adjusted monthly based on this calculation. To the extent the calculation indicates that collateral may be reduced, the delivery of the report to the Trustee will constitute a directive to return excess collateral to the Reinsurer. In the event the calculation indicates additional collateral is required, the Reinsurer will have 10 business days from receipt of the report to deposit the required collateral into the Trust.

ARTICLE 37 – LIMITED RECOURSE AND BERMUDA REGULATIONS, to read as follows:

1.	The liability of the Reinsurer for the performance and discharge of all of its obligations, however they may arise, in relation to this Contract (together “Obligations” for purposes of this Article), shall be limited to and payable solely from the proceeds of realization of the assets of the Trust Fund established in accordance with this Contract, and accordingly there shall be no recourse to any other assets of the Blue Water Re Master Fund Ltd., whether or not allocated to any other separate account or the general account of the Blue Water Re Master Fund Ltd. In the event that the proceeds of realization of the assets of the Trust Fund are insufficient to meet all Obligations, any Obligations remaining after the application of such proceeds shall be extinguished, and the Reinsured undertakes in such circumstances to take no further action against the Reinsurer in respect of any such Obligations. In particular, neither the Reinsured nor any party acting on its behalf shall petition or take any steps for the winding up or receivership of the Reinsurer or the Blue Water Re Master Fund Ltd.

2.

Notwithstanding any matter referred to herein, the Reinsured understands and accepts that the Reinsurer acts on behalf of one or more separate accounts of the Blue Water Re Master Fund Ltd. and that all corporate matters relating to the creation of the Reinsurer,

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DOC: June 11, 2015

capacity of the Reinsurer, operation and liquidation of the Reinsurer and any matters relating to the Reinsurer thereof shall be governed by, and construed in accordance with, the laws of Bermuda. The Reinsured has had the opportunity to take advice and to obtain all such additional information that it considers necessary to evaluate the terms, conditions and risks of entering into this Contract with the Reinsurer.

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following shall be amended to the Contract:

Schedule A shall now read as attached

All other Terms and Conditions remain unchanged.

Signed in                                 , on this                      day of                     , 20

BLUE WATER RE LTD.

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-2EA-15	I&L – BLWTR

DOC: June 11, 2015

SCHEDULE A

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

Reinsured’s Retention		$46,000,000
Reinsurer’s Per Occurrence Limit		$58,000,000
Otherwise Recoverable		$58,000,000
Reinsurer’s Contract Limit		$30,000,000
Exposure Rate		****	%
Minimum Premium	$	****
Deposit Premium	$	****
Deposit Payment Schedule:
Installment Due June 1, 2015	$	****
Installment Due January 1, 2016	$	****	*

*	plus applicable adjustment per Rate and Premium Article

All figures listed above are based on a projected TIV of $47,625,882,720 and shown at 100% and shall apply to each Reinsurer in the percentage share expressed in its Interests and Liabilities Agreement attached hereto.

ARP-HCI-02-CAT-2EA-15	I&L – BLWTR

DOC: June 11, 2015	Schedule A

COLLATERAL CALCULATION TABLE

Collateral Release Calculation as of [INSERT REPORTING PERIOD]

Line No.	Col 1	Col. 2	Col. 3	Col. 4	Col. 5	Col. 6	Col. 7	Col. 8	Col. 9
	Date of Loss Event	Description	Loss Amount	Buffer Loss Factor	Buffer Loss Amount (Col. 3 x Col. 4)	Inuring Reinsurance Coverage	Buffered Loss Amount, net of Inuring Reinsurance, Capped at $XXX,XXX,XXX (Col. 5 - Col. 6	Less: Flat Deductible of $XX,XXX,XXX	Balance (Col. 7 - Col. 8)
1A								($xx,xxx,xxx)
1B								($xx,xxx,xxx)
1C								($xx,xxx,xxx)
1D								($xx,xxx,xxx)
1E								($xx,xxx,xxx)
1F								($xx,xxx,xxx)
2	Presumed Ultimate Net Loss (sum of Col. 9)
3	Less: Aggregate Retention								($xxx,xxx,xxx)
4	Presumed Ceded Loss - 100% of Line 2 NOTE: If the amount equals $xxx,xxx,xxx or more, insert policy limit of $xxx,xxx,xxx. If amount is less than Zero, insert Zero.
5	Losses paid under this contract
6	Reinsurer’s Obligations – Line 4 minus Line 5
7	Collateral in the trust
8	Collateral Adjustment – Line 5 minus Line 6 (a negative number indicates the amount by which the collateral must be reduced)

ARP-HCI-02-CAT-2EA-15	I&L – BLWTR

DOC: June 11, 2015	Collateral Calculation Table

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ENDURANCE SPECIALTY INSURANCE LTD.

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation
$58,000,000 xs $46,000,000	10.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

Signed in                                 , on this                      day of                     , 20

ENDURANCE SPECIALTY INSURANCE LTD.

BY:

TITLE:

ARP-HCI-02-CAT-2EA-15	I&L – ENDURB

DOC: June 11, 2015

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-2EA-15	I&L – ENDURB

DOC: June 11, 2015